UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 9, 2026 (November 25, 2025)

Talen Energy Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37388	47-1197305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
2929 Allen Pkwy, Suite 2200
Houston, TX 77019
(Address of principal executive offices) (Zip Code)
(888) 211-6011
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TLN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On November 25, 2025, Talen Energy Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission. The Original Report disclosed the consummation of the previously announced acquisitions contemplated by the two purchase and sale agreements (collectively, the “Purchase Agreements”), each dated July 17, 2025, pursuant to which the Company, through its wholly owned subsidiary, Talen Generation, LLC, agreed to purchase from affiliates of Caithness Energy, L.L.C. the (i) Freedom Generating Station, a 1,045 MW natural gas fired combined cycle generation plant located in Luzerne County, Pennsylvania (the “Freedom Acquisition”) and (ii) Guernsey Power Station, a 1,836 MW natural gas fired combined cycle generation plant located in Guernsey County, Ohio (the “Guernsey Acquisition” and together with the Freedom Acquisition, the “Acquisitions”). Pursuant to the Purchase Agreements, the Company acquired all of the issued and outstanding membership interests in (i) Moxie Freedom LLC, a Delaware limited liability company and (ii) Guernsey Power Holdings, LLC, a Delaware limited liability company (which owns 100% of the membership interests in Guernsey Power Station LLC, a Delaware limited liability company).
The Company consummated the Acquisitions and related transactions on November 25, 2025.
This Current Report on Form 8-K/A (this “Report”) amends the Original Report to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Original Report remain unchanged.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
1.Audited financial statements of Moxie Freedom LLC as of and for the year ended December 31, 2024 and the related notes, which are included as Exhibit 99.1 hereto and incorporated herein by reference;
2.Unaudited condensed financial statements of Moxie Freedom LLC as of September 30, 2025 and December 31, 2024 and for the three and nine months ended September 30, 2025 and the related notes, which are included as Exhibit 99.2 hereto and incorporated herein by reference.
3.Audited consolidated financial statements of Guernsey Power Holdings, LLC and subsidiary as of and for the year ended December 31, 2024 and the related notes, which are included as Exhibit 99.3 hereto and incorporated herein by reference; and
4.Unaudited condensed consolidated financial statements of Guernsey Power Holdings, LLC and subsidiary as of September 30, 2025 and December 31, 2024 and for the three and nine months ended September 30, 2025 and the related notes, which are included as Exhibit 99.4 hereto and incorporated herein by reference.
(b) Pro Forma Financial Information.
1.The Company is providing the unaudited pro forma condensed combined financial information of the Company, after giving effect to the Acquisitions, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2025 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024 and nine months ended September 30, 2025. Such unaudited pro forma condensed combined financial information and the related notes thereto is set forth in Exhibit 99.5 hereto and incorporated herein by reference.

(d) Exhibits.

Incorporated by Reference
Exhibit No.	Description	Form	File Number	Date of Filing	Exhibit Number

99.1	Audited financial statements of Moxie Freedom LLC as of and for the year ended December 31, 2024 and the related notes thereto.	8-K	001-37388	October 6, 2025	99.2
99.2	Unaudited condensed financial statements of Moxie Freedom LLC as of September 30, 2025 and December 31, 2024 and for the three and nine months ended September 30, 2025 and the related notes thereto.	—	—	—	—
99.3	Audited consolidated financial statements of Guernsey Power Holdings, LLC and subsidiary as of and for the year ended December 31, 2024 and the related notes thereto.	8-K	001-37388	October 6, 2025	99.4
99.4	Unaudited condensed financial statements of Guernsey Power Holding, LLC and subsidiary as of September 30, 2025 and December 31, 2024 and for the three and nine months ended September 30, 2025 and the related notes thereto.	—	—	—	—
99.5	Unaudited pro forma condensed combined financial information of Talen Energy Corporation, giving effect to the Acquisition, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2025 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 and nine months ended September 30, 2025 and the related notes thereto.	—	—	—	—
104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document).	—	—	—	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION
Date:	February 9, 2026	By:	/s/ Cole Muller
		Name:	Cole Muller
		Title:	Chief Financial Officer
3